UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2011

Clean Coal Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53557	26-1079442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

295 Madison Avenue (12th Floor), New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code    (646) 710-3549

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 4, 2011, Clean Coal Technologies, Inc. (the "Company") issued a press release announcing, among other things, the Company's introduction of its PRISTINE-M™ technology at the Roundtable Conference on Coal organized by the India Energy Forum and the Indian School of Mines Alumni Association.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated October 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Coal Technologies, Inc.

By:	/s/ Robin Eves
Robin Eves
President, Chief Executive Officer and
Acting Chief Financial Officer

Date: October 4, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 4, 2011.